Exhibit 10.3

GUARANTY
(BRAC Trust No. 2005-[ ])

Dated as of May ___, 2005

by

CENDANT CORPORATION,
as Guarantor

in favor of

THE BENEFICIARIES NAMED HEREIN

Guaranty

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

ARTICLE II

GUARANTY PROVISIONS

ARTICLE III

MISCELLANEOUS PROVISIONS

Guaranty

GUARANTY
(BRAC Trust No. 2005-[ ])

THIS GUARANTY (BRAC Trust No. 2005-[ ]) (this “Guaranty”), dated as of May ___, 2005, is made by CENDANT CORPORATION, a Delaware corporation (the “Guarantor”), in favor of each of the Beneficiaries (as defined below).

W I T N E S S E T H:

WHEREAS, the Guarantor, Budget Rent A Car System, Inc. (the “Lessee”), BRAC Trust No. 2005-[ ], as Owner Trust (the “Owner Trust”), [OWNER PARTICIPANT] (the “Owner Participant”) and Wilmington Trust Company, not in its individual capacity except as expressly set forth therein but otherwise solely as Owner Trustee, have entered into a Participation Agreement (BRAC Trust No. 2005-[ ]), dated as of May ___, 2005 (the “Participation Agreement”), providing for the purchase and sale of certain Vehicles; and

WHEREAS, the Lessee, the Owner Trust and Budget Truck Trust I (the “Nominee”; the Nominee, the Nominee Trustee, the Owner Participant, the Owner Trustee and the Owner Trust are sometimes referred to herein as the “Beneficiaries” or, individually, as a “Beneficiary”) have entered into the Nominee Agreement, dated as of May ___, 2005 (the “Nominee Agreement”); and

WHEREAS, the Owner Trust and the Lessee propose to enter into the Lease as contemplated by the Participation Agreement; and

WHEREAS, it is a condition precedent to the transactions contemplated by the Participation Agreement that the Guarantor guarantee, among other things, the obligations of the Lessee under the Operative Documents, including the Nominee Agreement, in favor of the Beneficiaries; and

WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

WHEREAS, it is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive direct and indirect benefits from the transactions contemplated by the Participation Agreement and the other Operative Documents;

NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce each of the Beneficiaries to enter into and to perform its obligations under the Participation Agreement and to enter into and perform its obligations under the other Operative Documents to which it is a party, the Guarantor agrees, for the benefit of each Beneficiary, as follows:

Guaranty

ARTICLE I

DEFINITIONS

Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in Appendix A to the Participation Agreement.

ARTICLE II

GUARANTY PROVISIONS

SECTION 2.1.  Guaranty.  The Guarantor hereby absolutely, unconditionally and irrevocably:

(a)    guarantees, as a primary obligor and not merely as a surety, the full and punctual payment when due of all Rent, and all other monetary obligations of the Lessee now or hereafter existing under the Lease or any other Operative Document (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and 506(b));

(b)    guarantees the full and prompt performance and observance by the Lessee of each and all other covenants and agreements not described in clause (a) above required to be performed or observed by the Lessee under the terms of the Operative Documents; and

(c)    indemnifies and holds harmless each Beneficiary for any and all costs and expenses (including reasonable attorney’s fees and expenses) incurred or expended by such Beneficiary in enforcing any rights or privileges of such Beneficiary under this Guaranty.

This Guaranty constitutes a guaranty of payment and performance when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Beneficiary exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Lessee (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

SECTION 2.2.  Acceleration of Guaranty.  The Guarantor agrees that, in the event of the dissolution or insolvency of the Lessee or the Guarantor, or the inability or failure of the Lessee or the Guarantor to pay material debts as they become due, or an assignment by the Lessee or the Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Lessee or the Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Rent or other monetary obligations of the Lessee may not then be due and payable, the Guarantor will pay to the Beneficiaries forthwith the full amount which would be payable by the Lessee if the Beneficiaries had been permitted to exercise and had exercised, with respect to each Vehicle then subject to the Lease, the remedy set

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forth in Sections 11(a)(v)(A), (B) and (C)(l) of the Lease. Upon the payment of such amount, each such Vehicle shall be transferred to the Person lawfully entitled thereto.

SECTION 2.3.  Guaranty Absolute, etc..  This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment and performance, and shall remain in full force and effect until all obligations of the Lessee under the Operative Documents have been paid or performed, as the case may be, in full, all obligations of the Guarantor hereunder shall have been paid or performed, as the case may be, in full and all obligations of a Beneficiary to fund the Purchase Price of Vehicles shall have terminated. The Guarantor guarantees that all Rent and other monetary obligations of the Lessee will be paid, and all other obligations of the Lessee will be performed, strictly in accordance with the terms of the Lease and each other Operative Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Beneficiary with respect thereto, provided, that neither the Guarantor nor the Lessee shall be required to perform an obligation in violation of any such law, regulation or order. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

(a)    any lack of validity, legality or enforceability of the Lease or any other Operative Document;

(b)    the failure of any Beneficiary:

(i)     to assert any claim or demand or to enforce any right or remedy against the Lessee or any other Person (including any other guarantor), or to mitigate any damages, under the provisions of the Lease, any other Operative Document or otherwise, or

(ii)    to perfect any Lien or to exercise any right or remedy against any other guarantor of, or collateral securing, any obligations of the Lessee under the Lease or any other Operative Document;

(c)    any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the obligations of the Lessee under the Lease or any other Operative Document, or any other extension, compromise or renewal of any obligation of the Lessee under the Lease or any other Operative Document;

(d)    any amendment, indulgence, reduction, limitation, impairment or termination of any obligation of the Lessee under the Lease or any other Operative Document for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, waiver, settlement, release, discharge, unenforceability of, or any other event or occurrence affecting, any obligation of the Lessee under the Lease or any other Operative Document, provided, nothing herein shall prevent assertion of any claim by separate suit or compulsory counterclaim;

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(e)    any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Lease or any other Operative Document;

(f)    any addition, exchange, release, surrender or nonperfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Beneficiary securing any of the obligations of the Lessee under the Lease or any other Operative Document;

(g)    the exercise by any Beneficiary of any right or remedy under an Operative Document; or

(h)    any other condition or circumstance that might otherwise constitute a legal or equitable discharge, release, counterclaim, offset or defense of a surety or guarantee, or that might otherwise limit recourse against the Guarantor.

SECTION 2.4.  Reinstatement, etc..  The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the obligations of the Lessee under the Lease or any other Operative Document is rescinded or must otherwise be restored by any Beneficiary, upon the insolvency, bankruptcy or reorganization of the Lessee or otherwise, all as though such payment had not been made.

SECTION 2.5.  Waiver, etc.  The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the obligations of the Lessee under the Lease, this Guaranty, and any other Operative Document and any requirement that the Owner Trust or any other Beneficiary protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against the Lessee or any other Person (including any other guarantor) or entity or any collateral securing the obligations of the Lessee under the Lease and each other Operative Document.

SECTION 2.6.  Waiver of Subrogation.  The Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Lessee that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under this Guaranty or any other Operative Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Beneficiaries against the Lessee or any collateral which the Owner Trust now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Lessee, directly or indirectly, in cash or other property or by setoff or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Beneficiaries, and shall forthwith be paid to the Beneficiaries to be credited and applied upon the obligations of the Lessee to the Beneficiaries under the Lease and the other Operative Documents, whether matured or unmatured. The Guarantor acknowledges that it will receive direct and indirect benefits from the transactions contemplated by the Lease and the other

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Operative Documents and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

SECTION 2.7.  Successors, Transferees and Assigns, etc..  This Guaranty shall:

(a)    be binding upon the Guarantor, and its successors, transferees and assigns; and

(b)    inure to the benefit of and be enforceable by the Beneficiaries.

Without limiting the generality of the foregoing clause (b), any Beneficiary may assign or otherwise transfer (in whole or in part) any interest held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Beneficiary under any Operative Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 9.1 of the Participation Agreement and Article IX of the Trust Agreement.

SECTION 2.8.  Release of Guarantor.  The Guarantor shall be released from its obligations hereunder, and this Guaranty shall terminate and be of no further force and effect, if there has been a merger or consolidation of, or a sale of all or substantially all of the assets of, the Lessee pursuant to and in accordance with Section 5.4 of the Participation Agreement (a “Merger Event”) under circumstances in which the condition set forth in clause (ii)(A) of Section 5.4 of the Participation Agreement shall have been met. The Beneficiaries shall execute such agreements, documents or instruments evidencing the foregoing release as shall be reasonably requested by the Guarantor and at its expense.

SECTION 2.9.  Merger, Consolidation, Sale.  The Guarantor shall not permit or effect any consolidation of Guarantor with, or merger or liquidation (as part of a business reorganization or restructuring) of the Guarantor into, any other corporation or other entity (whether or not affiliated with Guarantor), any other business combination or association involving the Guarantor, or successive consolidations, mergers, liquidations (as a part of a business reorganization or restructuring) or other business combinations or associations to which Guarantor or its successor or successors shall be a party or parties, or any sale or conveyance of the property of the Guarantor as an entirety or substantially as an entirety to any other corporation or entity (whether or not affiliated with the Guarantor) authorized to acquire and operate the same unless the following conditions are satisfied: upon any such consolidation, merger, liquidation, business combination or association, sale or conveyance (a “Merger Event”), (i) unless the Guarantor prior to such Merger Event is the Surviving Entity (as hereinafter defined), the due and punctual performance of all of the obligations of the Guarantor under the Operative Documents to which it is a party shall be assumed in writing by the corporation or other entity formed by such consolidation, or into which the Guarantor shall have been merged or liquidated, or which shall have resulted from such business combination or association, or which shall have acquired such property (the “Surviving Entity”); (ii) the Surviving Entity shall be a Qualified Merger Entity or shall have all of its obligations under the Operative Documents guaranteed by a Qualified Merger Entity pursuant to a guaranty substantially similar to the Guaranty or letter of credit or other form of collateral in acceptable form to the Lessor; (iii) after giving effect to the transaction, no Event of Default or Specified Default shall exist; (iv) unless

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the Guarantor prior to such Merger Event is the Surviving Entity, the Guarantor will, if requested by the Owner Participant, deliver to the Owner Participant an opinion or opinions of White & Case LLP and, with respect to general corporate matters, internal counsel to the Surviving Entity, or any other counsel reasonably acceptable to the Owner Participant, (which opinion or opinions shall be delivered prior to or simultaneously with the consummation of the transaction) stating that the Surviving Entity is duly organized under the laws of the state or other jurisdiction of its organization, that each such assumption agreement and/or collateral agreement is duly authorized, executed and delivered and is enforceable in accordance with its terms, that no violation of law applicable to or binding on the Surviving Entity will result from the Surviving Entity’s being party to such assumption agreement and/or collateral agreements and the Operative Documents (to the extent provided in such assumption agreement), and that the Guaranty in enforceable in accordance with its terms (subject, in each case, to customary exceptions and qualifications), and if the Surviving Entity is not a United States entity, such opinions of counsel in the country in which the Surviving Entity is domiciled as are customarily required with respect to foreign guarantors; (v) all filings and notices shall have been made so as to perfect the interests of the Lessor and Owner Participant in any security delivered pursuant to clause (ii) above, together with satisfactory legal opinions regarding the creation and perfection of such security and (vi) unless the Guarantor prior to such Merger Event is the Surviving Entity, Owner Participant shall have received such other certificates of the Surviving Entity and/or the new Guarantor with respect to incumbency, due organization, due authorization, representations and warranties and absence of defaults. The Guarantor shall provide not less than 20 days’ prior written notice of any transaction of the kind described in this Section 2.9 to the Lessor and the Owner Participant which notice shall include information with respect to any Qualified Merger Entity which is proposed to be the Guarantor hereunder.

ARTICLE III

MISCELLANEOUS PROVISIONS

SECTION 3.1.  Participation Agreement.  This Guaranty is an Operative Document executed pursuant to the Participation Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 3.2.  Binding on Successors, Transferees and Assigns; Assignment.  In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Beneficiary and its respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that the Guarantor may not delegate or assign any of its obligations hereunder without the prior written consent of the Owner Participant.

SECTION 3.3.  Amendments, etc..  No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Owner Trust, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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SECTION 3.4.  Addresses for Notices to the Guarantor.  Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Guaranty to be made, given, furnished or filed to the Guarantor shall be in writing, by overnight courier, or by confirmed telecopy to the address or facsimile number set forth opposite the Guarantor’s name on Schedule IV to the Participation Agreement. All such notices shall be deemed given and such requirement satisfied when such notice is received. The Guarantor may change the address to which notices to the Guarantor will be sent by giving notice of such change to the Owner Trust.

SECTION 3.5.  No Waiver; Remedies.  In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 3.6.  Section Captions.  Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

SECTION 3.7.  Setoff.  In addition to and not in limitation of all other rights and remedies (including other rights of offset or banker’s lien) that any Beneficiary may have under applicable law, each Beneficiary shall, upon the occurrence and during the continuance of any Event of Default, have the right to appropriate and apply to the payment of any monetary obligations of the Lessee under the Lease or any other Operative Document owing to it (whether or not then due), in such order of application as such Beneficiary may elect, any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or moneys of the Guarantor then or thereafter with such Beneficiary. Each Beneficiary agrees promptly to notify the Guarantor after any such setoff and application made by such Beneficiary; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Beneficiary under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Beneficiary may have.

SECTION 3.8.  Severability.  Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

SECTION 3.9.  Governing Law, Entire Agreement, etc.  THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. THIS GUARANTY AND THE OTHER OPERATIVE DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE GUARANTOR AND THE BENEFICIARIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

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SECTION 3.10.  Forum Selection and Consent to Jurisdiction.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BENEFICIARIES OR THE GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE OWNER TRUST’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GUARANTOR WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON GUARANTOR, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO THE GUARANTOR AT THE ADDRESS STATED IN THE PARTICIPATION AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER OPERATIVE DOCUMENTS.

SECTION 3.11.  Waiver of Jury Trial.  THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BENEFICIARIES OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BENEFICIARIES ENTERING INTO THE OPERATIVE DOCUMENTS TO WHICH THEY ARE PARTIES.

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IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CENDANT CORPORATION

By:
Name: Ronald L. Nelson
Title: President and Chief Financial Officer

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